EXHIBIT 3


Exhibit 3-1. Agreement Of Phoenix Partners, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-2. Agreement of MW Management, L.L.C., to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-3. Agreement of Betje Partners, L.P., to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-4. Amendment to The Investment Advisory Agreement Dated January 1, 1988, to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-5. Resolution By Unanimous Written Consent Of The Board Of Directors of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-6. Agreement of Morgens Waterfall Income Partners to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-7. Agreement of MW Capital, L.L.C., to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-8. Agreement of Restart Partners, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-9. Agreement of Prime Group, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-10. Resolution By Unanimous Written Consent Of The Board Of Directors Of Prime, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-11. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making For Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall


                                  Page 36 of 112 Pages

Exhibit 3-12. Agreement Of Restart Partners II, L.P. To Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-13. Agreement Of Prime Group II, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-14. Resolution By Unanimous Written Consent Of The Board Of Directors Of Prime, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-15. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making For Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-16. Agreement Of Restart Partners III, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-17. Agreement Of Prime Group III L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-18. Resolution By Unanimous Written Consent Of The Board Of Directors Of Prime, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-19. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-20. Agreement Of Restart Partners IV, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-21. Agreement Of Prime Group IV, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-22. Resolution By Unanimous Written Consent Of The Board Of Directors Of Prime, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-23. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

                                  Page 37 of 112 Pages

Exhibit 3-24. Agreement Of Restart Partners V, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-25. Agreement Of Prime Group V, L.P. to Limit All Decision-Making for Elsinore Corporation and The Four Queens, Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-26. Resolution By Unanimous Written Consent Of The Board Of Directors Of Prime, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-27. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company, Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-28. Investment Management Agreement Between The Common Fund and Morgens, Waterfall, Vintiadis & Company, Inc.

Exhibit 3-29. Amendment to The Investment Management Agreement Dated December 1, 1991, to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-30. Resolution By Unanimous Written Consent Of The Board Of Directors Of Morgens, Waterfall, Vintiadis & Company Inc., to Limit Decision-Making for Elsinore Corporation and The Four Queens, Inc., solely to John C. "Bruce" Waterfall

Exhibit 3-31. Agreement Of MWV Employee Retirement Plan Group Trust to Limit All Decision-Making for Elsinore Corporation and The Four Queens Inc. solely to John C. "Bruce" Waterfall

Exhibit 3-32.  Certificate of Edwin H. Morgens














                                  Page 38 of 112 Pages

                                                              EXHIBIT 3-1

                     AGREEMENT OF PHOENIX PARTNERS, L.P.
                         TO LIMIT ALL DECISION-MAKING
              FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of bankruptcy reorganization, PHOENIX PARTNERS, L.P., a New York Limited Partnership ("Phoenix"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management of Phoenix pursuant to Section 4.01 of the Phoenix Partnership Agreement is vested exclusively with MW MANAGEMENT, L.L.C., a Delaware Limited Liability Company ("MWM, L.L.C."), as its General Partner;

      WHEREAS, the power to make investment decisions with regard to the assets and liabilities of MWM, L.L.C., and to make decisions with regard to the management of MWM, L.L.C., pursuant to Section 2.01 of the LIMITED LIABILITY COMPANY AGREEMENT OF MW MANAGEMENT, L.L.C., is vested exclusively in its Managing Members, Edwin Morgens and John C. "Bruce" Waterfall;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Phoenix;

      WHEREAS, Phoenix has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to Bruce Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Phoenix agrees as follows:

      1. That with respect to any investment interests ("Interest") of Phoenix, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by Phoenix involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;


                                  Page 39 of 112 Pages

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Phoenix involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Phoenix, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     PHOENIX PARTNERS, L.P.,
                                     a New York Limited Partnership

                                     By:  MW MANAGEMENT, L.L.C.
                                          a Delaware Limited Liability
                                         Company, and General Partner of
                                         PHOENIX PARTNERS, L.P.


                                           /s/ Edwin Morgens
                                         _________________________________
                                         By:  Edwin Morgens
                                         Its:   Managing Member


                                           /s/ John C. "Bruce" Waterfall
                                          _________________________________
                                         By:  John C. "Bruce" Waterfall
                                         Its:   Managing Member
                                  Page 40 of 112 Pages

                                                             EXHIBIT 3-2

                      AGREEMENT OF MW MANAGEMENT, L.L.C.,
          TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE
                              FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of bankruptcy reorganization, PHOENIX PARTNERS, L.P., a New York Limited Partnership ("Phoenix"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management of Phoenix pursuant to Section 4.01 of the Phoenix Partnership Agreement is vested exclusively with MW MANAGEMENT, L.L.C., a Delaware Limited Liability Company ("MWM, L.L.C."), as its General Partner;

      WHEREAS, the power to make investment decisions with regard to the assets and liabilities of MWM, L.L.C., and to make decisions with regard to the management of MWM, L.L.C. pursuant to Section 2.01 of the LIMITED LIABILITY COMPANY AGREEMENT OF MW MANAGEMENT, L.L.C., is vested exclusively in its Managing Members, Edwin Morgens and John C. "Bruce" Waterfall;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWM, L.L.C.;
WHEREAS, MWM, L.L.C., has agreed to limit all   Decision-Making (as defined
herein) for Elsinore and FQI solely to Bruce Waterfall;

      NOW WHEREFORE, in consideration for a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, MWM, L.L.C., agrees as follows:

      1. That with respect to any investment interests ("Interest") of MWM, L.L.C., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by MWM, L.L.C., involving Elsinore, shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

                                  Page 41 of 112 Pages

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

           f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWM, L.L.C. involving Elsinore and FQI.

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWM, L.L.C., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     MW MANAGEMENT, L.L.C.,
                                     a Delaware Limited Liability Company


                                           /s/ Edwin Morgens
                                         _________________________________
                                         By:  Edwin Morgens
                                         Its:   Managing Member


                                           /s/ John C. "Bruce" Waterfall
                                         _________________________________
                                         By:  John C. "Bruce" Waterfall
                                         Its:   Managing Member



                                  Page 42 of 112 Pages

                                                                 EXHIBIT 3-3

                         AGREEMENT OF BETJE PARTNERS
                       TO LIMIT ALL DECISION-MAKING FOR
                 ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, Betje Partners, a New York Limited Partnership ("Betje"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to an Investment Advisory Agreement dated January 1, 1988, the General Partner of Betje, Zanvyl Krieger, has granted full power and authority to make investment decisions and to enter into, make and perform all contracts and other undertakings to carry out such investment objectives on behalf of Betje to Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Betje;
WHEREAS, Betje has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Betje agrees as follows:

      1. That with respect to any investment interests ("Interest") of Betje, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by Betje involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;



                                  Page 43 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Betje involving Elsinore and FQI.

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Betje, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                    Betje Partners,
                                    a New York Limited Partnership



                                      /s/ Zanvyl Krieger
                                    _________________________________
                                    By:  Zanvyl Krieger,
                                    Its:   General Partner











                                  Page 44 of 112 Pages

                                                                EXHIBIT 3-4

                       AMENDMENT TO THE INVESTMENT
         ADVISORY AGREEMENT DATED JANUARY 1, 1988, TO LIMIT DECISION-
          MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,
                        SOLELY TO JOHN "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, Betje Partners, a New York Limited Partnership ("Betje"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to an Investment Advisory Agreement dated January 1, 1988, the General Partner of Betje, Zanvyl Krieger, has granted full power and authority to make investment decisions and to enter into, make and perform all contracts and other undertakings to carry out such investment objectives on behalf of Betje to Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.; WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the undersigned parties to the Investment Advisory Agreement agrees as follows:

      1. That with respect to any investment interests ("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by MWV, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;



                                  Page 45 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g.  Providing guidance with respect to policy, financial, and
operational decisions, 	with respect to Elsinore, FQI, and any other
subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWV, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. Other than as provided expressly herein, all other terms and provisions of the Investment Advisory Agreement dated January 1, 1988, shall continue in full force and effect.

      5. This Amendment may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                    Betje Partners,
                                    a New York Limited Partnership


                                      /s/ Zanvyl Krieger
                                      _________________________________
                                    By:  Zanvyl Krieger
                                    Its:   General Partner


                                    Morgens, Waterfall, Vintiadis
                                      and Company, Inc.


                                      /s/ Edwin Morgens
                                    _________________________________________
                                    By:  Edwin Morgens
                                    Its:   Chairman of the Board of Directors



                                  Page 46 of 112 Pages

                                                                EXHIBIT 3-5

            RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.,
              TO LIMIT GAMING RELATED DECISION-MAKING FOR ELSINORE
                   CORPORATION AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, THE COMMON FUND, a New York non-profit corporation, acting on behalf of its Bond Fund (the "Fund"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to Section 2(a) of the Investment Management Agreement dated December 1, 1991, the Fund has granted full power and authority to make all investment decisions with respect to the Invested Assets of the Fund and to enter into such agreement and make such representations to carry out such investment objectives on behalf of the Fund to Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of the Fund; WHEREAS, the Fund, has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of the Fund, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by the Fund involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

                                  Page 47 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of the Fund involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

     3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with the Fund, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized to agree to and execute that Amendment to the Investment Management Agreement dated January 1, 1988 to Limit Decision-Making for Elsinore Corporation and the Four Queens, Inc., solely to John C. "Bruce" Waterfall on behalf of the Fund.

      5. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

      6. RESOLVED, the undersigned, being all of the Directors of the Fund, do hereby unanimously take, and adopt, the above resolution in Sections 1, 2, 3, 4 and 5 in writing, without a meeting.

DATED this 28th day of February, 1997.

                                       /s/ Edwin Morgens
                                     _________________________________
                                     Edwin Morgens, Director


                                       /s/ John C. "Bruce" Waterfall
                                    __________________________________
                                     John C. "Bruce" Waterfall, Director






                                  Page 48 of 112 Pages

                                                              EXHIBIT 3-6

         AGREEMENT OF MORGENS WATERFALL INCOME PARTNERS TO LIMIT ALL
                   DECISION-MAKING FOR ELSINORE CORPORATION
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of bankruptcy reorganization, MORGENS WATERFALL INCOME PARTNERS, a New York limited partnership ("MWIP"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management of MWIP, pursuant to Section 4.01 of the MORGENS WATERFALL INCOME PARTNERS LIMITED PARTNERSHIP AGREEMENT, is vested exclusively in the General Partners. Edwin Morgens and John C. "Bruce" Waterfall are named as the General Partners of MWIP.

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWIP;

      WHEREAS, MWIP has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, MWIP agrees as follows:

      1. That with respect to any investment interests ("Interest") of MWIP, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by MWIP involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;



                                  Page 49 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h .Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWIP involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWIP, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     MORGENS WATERFALL INCOME PARTNERS


                                       /s/ Edwin Morgens
                                    __________________________________
                                     By:  Edwin Morgens
                                     Its:   General Partner


                                       /s/ John C. "Bruce" Waterfall
                                    __________________________________
                                     By:  John C. "Bruce" Waterfall
                                     Its:   General Partner











                                  Page 50 of 112 Pages

                                                               EXHIBIT 3-7

                        AGREEMENT OF MW CAPITAL, L.L.C.
        TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE
                               FOUR QUEENS, INC.
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

            WHEREAS, as part of a plan of bankruptcy reorganization, MORGENS WATERFALL INCOME PARTNERS, L.P., a New York Limited Partnership ("Phoenix"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI").

            WHEREAS, the management of Phoenix pursuant to Section 4.01 of the MORGENS WATERFALL INCOME PARTNERS SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT dated JANUARY 1, 1997 is vested exclusively with MW CAPITAL, L.L.C., a Delaware Limited Liability Company ("MWC, L.L.C."), as its General Partner;

            WHEREAS, the power to make investment decisions with regard to the assets and liabilities of MWC, L.L.C., and to make decisions with regard to the management of MWC, L.L.C. pursuant to Section 2.01 of the LIMITED LIABILITY COMPANY AGREEMENT OF MW CAPITAL, L.L.C., is vested exclusively in its Managing Members, Edwin Morgens and John C. "Bruce" Waterfall;

            WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWC, L.L.C.;

            WHEREAS, MWC, L.L.C., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to Bruce Waterfall;

            NOW WHEREFORE, in consideration for a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, MWC, L.L.C. agrees as follows:

            1. That with respect to any investment interest ("Interest") of MWC, L.L.C., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

            2. That any decisions or actions by MWC, L.L.C., involving Elsinore, shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

            a. Exercising any and all voting rights for Elsinore and FQI securities;

            b.  Serving as a member of the Elsinore or FQI Board of Directors;

            c.  Serving as an officer of Elsinore and FQI;

                                  Page 51 of 112 Pages

            d. Nominating members of the Board of Directors for Elsinore and FQI;

            e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

            f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

            g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

            h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

            i. Any decision to liquidate any Interest of MWC, L.L.C. involving Elsinore and FQI.

            j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Section 1 and 2 herein are collectively referred to as "Decision-Making").

            3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWC, L.L.C., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

            4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement:

EFFECTIVE THIS 28th day of February, 1997.


                                    MW CAPITAL, L.L.C., a Delaware Limited
                                    Liability Company



                                    /s/ Edwin Morgens
                                    __________________________________
                                    By:   Edwin Morgens
                                    Its:  Managing Member



                                    /s/ John C. "Bruce" Waterfall
                                    __________________________________
                                    By:   John C. "Bruce" Waterfall
                                    Its:  Managing Member

                                  Page 52 of 112 Pages

                                                                EXHIBIT 3-8

                       AGREEMENT OF RESTART PARTNERS, L.P.,
                         TO LIMIT ALL DECISION-MAKING FOR
                  ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                        SOLELY TO JOHN C. "BRUCE" WATERFALL


     WHEREAS, as part of a plan of reorganization, RESTART PARTNERS, L.P., a

Delaware Limited Partnership ("Restart"), may acquire an ownership interest in

Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

     WHEREAS, the management and operation of Restart, pursuant to Section 6.1 of the RESTART PARTNERS, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP, L.P. ("Prime, L.P.") as its General Partner;

     WHEREAS, the management and operation of Prime, L.P., pursuant to Section

5.1 of the PRIME GROUP, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

     WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS, L.P. LIMITED

PARTNERSHIP AGREEMENT, Restart is required to pay Morgens, Waterfall,

Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

     WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-

Making (as defined herein) for Elsinore and FQI on behalf of Restart;

     WHEREAS, Restart has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

     NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission

(the "Commission") for Elsinore and FQI, and other good and valuable consideration, Restart agrees as follows:





                                  Page 53 of 112 Pages

     1.     That with respect to any investment interests ("Interest") of

Restart, that John C. "Bruce" Waterfall shall be the only officer, director,

trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of

Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

     2.     Any decisions or actions by Restart involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:


     a. Exercising any and all voting rights for Elsinore and FQI securities;

     b.     Serving as a member of the Elsinore or FQI Board of Directors;

     c.     Serving as an officer of Elsinore and FQI;

     d.     Nominating members of the Board of Directors for Elsinore and FQI;

     e. Making financial inquiries regarding Elsinore, FQI and affiliated companies,

     f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

     g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

     h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

     i. Any decision to liquidate any Interest of Restart involving Elsinore and FQI;

     j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

                                  Page 54 of 112 Pages

     3.     That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Restart, or sell his interest therein, he shall immediately notify the Board and the Commission,

and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4.     This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.


                                    RESTART PARTNERS, L.P.

                                    By:  PRIME GROUP, L.P., the General
                                    Partner of RESTART PARTNERS, L.P.



                                         \s\ Edwin Morgens
                                    ------------------------------------
                                    By:  Edwin Morgens,
                                    Chairman of the Board of Directors of
                                    Prime, Inc., the General Partner of
                                    PRIME GROUP, L.P.


















                                  Page 55 of 112 Pages

                                                              EXHIBIT 3-9

                          AGREEMENT OF PRIME GROUP, L.P.,
                TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                             AND THE FOUR QUEENS, INC.,
                        SOLELY TO JOHN C. "BRUCE" WATERFALL


     WHEREAS, as part of a plan of reorganization, RESTART PARTNERS., L.P., a

Delaware Limited Partnership ("Restart"), may acquire an ownership interest in

Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

     WHEREAS, the management and operation of Restart, pursuant to Section 6.1 of the RESTART PARTNERS, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP, L.P. ("Prime, L.P.") as its General Partner;

     WHEREAS, the management and operation of Prime, L.P., pursuant to Section

5.1 of the PRIME GROUP, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

     WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS, L.P. LIMITED

PARTNERSHIP AGREEMENT, Restart is required to pay Morgens, Waterfall,

Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

     WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-

Making (as defined herein) for Elsinore and FQI on behalf of Prime, L.P.;

     WHEREAS, Prime, L.P., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

     NOW, WHEREFORE, in consideration for the receipt of a gaming license for

Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the

Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Prime, L.P., agrees as follows:



                                  Page 56 of 112 Pages

     1.     That with respect to any investment interests ("Interest") of

Prime, L.P., that John C. "Bruce" Waterfall shall be the only officer,

director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

     2.     That any decisions or actions by Prime, L.P., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

     a. Exercising any and all voting rights for Elsinore and FQI securities;

     b.     Serving as a member of the Elsinore or FQI Board of Directors;

     c.     Serving as an officer of Elsinore and FQI;

     d.     Nominating members of the Board of Directors for Elsinore and FQI;

     e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

     f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

     g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

     h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

     i. Any decision to liquidate any Interest of Prime, L.P. involving Elsinore and FQI;

     j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").


                                  Page 57 of 112 Pages

      3.     That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime, L.P., or sell his interest therein, he shall immediately notify the Board and the

Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4.     This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.


                                    PRIME GROUP, L.P.



                                         \s\ Edwin Morgens
                                    ------------------------------------
                                    By:  Edwin Morgens,
                                    Chairman of the Board of Directors of
                                    Prime, Inc., the General Partner of
                                    PRIME GROUP, L.P.




















                                  Page 58 of 112 Pages

                                                             EXHIBIT 3-10

                      RESOLUTION BY UNANIMOUS WRITTEN CONSENT
                      OF THE BOARD OF DIRECTORS OF PRIME, INC.,
                TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                             AND THE FOUR QUEENS, INC.,
                         SOLELY TO JOHN C. "BRUCE" WATERFALL


     WHEREAS, as part of a plan of reorganization, RESTART PARTNERS, L.P., a

Delaware Limited Partnership ("Restart"), may acquire an ownership interest in

Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI")

     WHEREAS, the management and operation of Restart, pursuant to Section 6.1 of the RESTART PARTNERS, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP, L.P. ("Prime, L.P.") as its General Partner.

     WHEREAS, the management and operation of Prime, L.P., pursuant to Section

5.1 of the PRIME GROUP, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

     WHEREAS, Pursuant to Section 6.3(a) of the RESTART PARTNERS, L.P. LIMITED

PARTNERSHIP AGREEMENT, Restart is required to pay Morgens, Waterfall,

Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

     WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-

Making (as defined herein) for Elsinore and FQI on behalf of Prime, Inc.;

     WHEREAS, Prime, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

     NOW, WHEREFORE, for consideration for the receipt of a gaming license for

Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the

Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of Prime, Inc., unanimously resolves as follows:


                                  Page 59 of 112 Pages

     1.     RESOLVED, that with respect to any investment interests

("Interest") of Prime, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQ1, or any subsidiary or intermediary company of Elsinore.

     2.     RESOLVED, that any decisions or actions by Prime, Inc., involving

Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

     a. Exercising any and all voting rights for Elsinore and FQI securities;

      b.     Serving as a member of the Elsinore or FQI Board of Directors;

      c.     Serving as an officer of Elsinore and FQI;

     d. Nominating members of the Board of Directors for Elsinore and FQI;

     e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

     f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

     g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

     h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

     i. Any decision to liquidate any Interest of Prime, Inc. involving Elsinore and FQI;

     j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

                                  Page 60 of 112 Pages

     3.     RESOLVED, that should John C. "Bruce" Waterfall become

incapacitated or should John C. "Bruce" Waterfall resign his position with

Prime, Inc., or sell his interest therein, he shall immediately notify the

Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4.     RESOLVED, that Edwin Morgens, Chairman of the Board of Directors,

is hereby authorized on behalf of Prime, Inc., as the General Partner of PRIME

GROUP, L.P., to agree to and execute that AGREEMENT OF PRIME GROUP, L.P., TO

LIMIT ALL DECISION MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,

SOLELY TO JOHN C. "BRUCE" WATERFALL.

     5.     RESOLVED, that Edwin Morgens, Chairman of the Board of Directors,

on behalf of Prime, Inc., as the General Partner of PRIME GROUP, L.P., which is the General Partner of RESTART PARTNERS, L.P., is hereby authorized to agree to and execute that AGREEMENT OF RESTART PARTNERS, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO

JOHN C. "BRUCE" WATERFALL.

     6.     RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

     7.     RESOLVED, that undersigned, being all of the Directors of Prime,

Inc., do hereby unanimously take, and adopt, the above resolutions in Sections

1, 2, 3, 4, 5 and 6 in writing, without a meeting.

DATED this 28th day of February, 1997.


                                         \s\ Edwin Morgens
                                    ------------------------------------
                                            Edwin Morgens, Director


                                         \s\ John C. "Bruce" Waterfall
                                    ------------------------------------
                                        John C. "Bruce" Waterfall, Director

                                  Page 61 of 112 Pages

                                                               EXHIBIT 3-11

              RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF
             DIRECTORS OF MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.
                      AS THE MANAGER OF RESTART PARTNERS, L.P.
                 TO LIMIT DECISION-MAKING FOR ELSINORE CORPORATION
                            AND THE FOUR QUEENS, INC.
                      SOLELY TO JOHN C. "BRUCE" WATERFALL


     WHEREAS, as part of a plan of reorganization, RESTART PARTNERS, L.P., a

Delaware Limited Partnership ("Restart"), may acquire an ownership interest in

Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

     WHEREAS, the management and operation of Restart, pursuant to Section 6.1 of the RESTART PARTNERS, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP, L.P. ("Prime, L.P.") as its General Partner;

     WHEREAS, the management and operation of Prime, L.P., pursuant to Section

5.1 of the PRIME GROUP, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

     WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS, L.P. LIMITED

PARTNERSHIP AGREEMENT, Restart is required to pay Morgens, Waterfall,

Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

     WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-

Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.;

     WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

     NOW, WHEREFORE, in consideration of a receipt of a gaming license for

Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the

Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:


                                  Page 62 of 112 Pages

     1.     RESOLVED, that with respect to any investment interests

("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

     2.     RESOLVED, that any decisions or actions by MWV, Inc., involving

Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

     a. Exercising any and all voting rights for Elsinore and FQI securities;

     b.     Serving as a member of the Elsinore or FQI Board of Directors;

     c.     Serving as an officer of Elsinore and FQI;

     d.     Nominating members of the Board of Directors for Elsinore and FQI;

     e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

     f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

     g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

     h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

     i. Any decision to liquidate any Interest of MWV, Inc. involving Elsinore and FQI;

     j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").


                                  Page 63 of 112 Pages

     RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the

Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4.     RESOLVED, that this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

     5.     RESOLVED, that undersigned, being all of the Directors of MVN,

Inc., do hereby unanimously take, and adopt, the above resolutions in Sections

1, 2, 3 and 4 in writing, without a meeting.

EFFECTIVE this 28th day of February, 1997




                                         \s\ Edwin Morgens
                                    ------------------------------------
                                            Edwin Morgens, Director


                                         \s\ John C. "Bruce" Waterfall
                                    ------------------------------------
                                        John C. "Bruce" Waterfall, Director



                                  Page 64 of 112 Pages

                                                             EXHIBIT 3-12

                    AGREEMENT OF RESTART PARTNERS II, L.P.
                        TO LIMIT ALL DECISION-MAKING FOR
                 ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS II, L.P., a Delaware Limited Partnership ("Restart II"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart II, pursuant to Section
6.1 of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP II, L.P. ("Prime II, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime II, L.P., pursuant to
Section 5.1 of the PRIME GROUP II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart II is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart II;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Restart II; WHEREAS, Restart II has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission") for Elsinore and FQI, and other good and valuable consideration, Restart II agrees as follows:

      1. That with respect to any investment interests ("Interest") of Restart II, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Restart II involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;



                                  Page 65 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart II, involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

     3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Restart II, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     RESTART PARTNERS II, L.P.
                                     By:  PRIME GROUP II, L.P.,
                                          the General Partner of RESTART
                                          PARTNERS II, L.P.


                                     \s\  Edwin Morgens
                                    __________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                             of PRIME GROUP II, L.P.



                                  Page 66 of 112 Pages

                                                                 EXHIBIT 3-13

                     AGREEMENT OF PRIME GROUP II, L.P.,
            TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS II, L.P., a Delaware Limited Partnership ("Restart II"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP II, L.P. ("Prime II, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime II, L.P., pursuant to
Section 5.1 of the PRIME GROUP II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart II is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart II;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime II, L.P.; WHEREAS, Prime II, L.P., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;
NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Prime II, L.P., agrees as follows:

      1. That with respect to any investment interests ("Interest") of Prime II, L.P., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Prime II, L.P., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;


                                  Page 67 of 112 Pages

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart II, L.P., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime II, L.P., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     PRIME GROUP II, L.P.


                                     \s\  Edwin Morgens
                                    __________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP II, L.P.






                                  Page 68 of 112 Pages

                                                               EXHIBIT 3-14

                  RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
         THE BOARD OF DIRECTORS OF PRIME, INC., TO LIMIT ALL DECISION-
          MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS II, L.P., a Delaware Limited Partnership ("Restart II"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart II, pursuant to Section
6.1 of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP II, L.P. ("Prime II, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime II, L.P., pursuant to
Section 5.1 of the PRIME GROUP II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart II is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart II;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime, Inc.; WHEREAS, Prime, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, for consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of Prime, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of Prime, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by Prime, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;


                                  Page 69 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized on behalf of Prime, Inc., as the General Partner of PRIME GROUP II, L.P., to agree to and execute that AGREEMENT OF PRIME GROUP II, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      5. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, on behalf of Prime, Inc., as the General Partner of PRIME GROUP II, L.P., which is the General Partner of RESTART PARTNERS II, L.P., is hereby authorized to agree to and execute that AGREEMENT OF RESTART PARTNERS II, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      6. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.


                                  Page 70 of 112 Pages

      7. RESOLVED, that undersigned, being all of the Directors of Prime, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3, 4, 5 and 6 in writing, without a meeting.

DATED this 28th day of February, 1997.


                                     \s\  Edwin Morgens
                                    __________________________________
                                     Edwin Morgens, Director



                                     \s\  John C. "Bruce" Waterfall
                                    __________________________________
                                     John C. "Bruce" Waterfall, Director

















                                  Page 71 of 112 Pages

                                                             EXHIBIT 3-15

                  RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
          THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS &
      COMPANY, INC. AS THE MANAGER OF RESTART PARTNERS II, L.P. TO LIMIT
      DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS II, L.P., a Delaware Limited Partnership ("Restart II"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart II, pursuant to Section
6.1 of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP II, L.P. ("Prime II, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime II, L.P., pursuant to
Section 5.1 of the PRIME GROUP II, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS II, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart II is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.;

      WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by MWV, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:



                                  Page 72 of 112 Pages

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWV, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

      5. RESOLVED, that undersigned, being all of the Directors of MWV, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3 and 4 in writing, without a meeting.

EFFECTIVE this 28 day of February, 1997.


                                     \s\  Edwin Morgens
                                    __________________________________
                                     Edwin Morgens, Director


                                     \s\  John C. "Bruce" Waterfall
                                    __________________________________
                                     John C. "Bruce" Waterfall, Director

                                  Page 73 of 112 Pages

                                                                 EXHIBIT 3-16

                    AGREEMENT OF RESTART PARTNERS III, L.P.
                        TO LIMIT ALL DECISION-MAKING FOR
                 ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS III, L.P., a Delaware Limited Partnership ("Restart III"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart III, pursuant to
Section 6.1 of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP III, L.P. ("Prime III, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime III, L.P., pursuant to
Section 5.1 of the PRIME GROUP III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart III is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart III;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Restart III; WHEREAS, Restart III has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission") for Elsinore and FQI, and other good and valuable consideration, Restart III agrees as follows:

      1. That with respect to any investment interests ("Interest") of Restart III, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Restart III involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;



                                  Page 74 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart III, involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

     3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Restart III, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     RESTART PARTNERS III, L.P.
                                     By:  PRIME GROUP III, L.P.,
                                          the General Partner of RESTART
                                          PARTNERS III, L.P.


                                            /s/  Edwin Morgens
                                     ______________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                             of PRIME GROUP III, L.P.


                                  Page 75 of 112 Pages

                                                               EXHIBIT 3-17

                     AGREEMENT OF PRIME GROUP III, L.P.,
            TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS III, L.P., a Delaware Limited Partnership ("Restart III"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP III, L.P. ("Prime III, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime III, L.P., pursuant to
Section 5.1 of the PRIME GROUP III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart III is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart III;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime III, L.P.; WHEREAS, Prime III, L.P., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;
NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Prime III, L.P., agrees as follows:

      1. That with respect to any investment interests ("Interest") of Prime III, L.P., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Prime III, L.P., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;


                                  Page 76 of 112 Pages

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart III, L.P., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime III, L.P., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     PRIME GROUP III, L.P.


                                            /s/  Edwin Morgens
                                     ______________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP III, L.P.






                                  Page 77 of 112 Pages

                                                                EXHIBIT 3-18

                  RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
         THE BOARD OF DIRECTORS OF PRIME, INC., TO LIMIT ALL DECISION-
          MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS III, L.P., a Delaware Limited Partnership ("Restart III"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart III, pursuant to
Section 6.1 of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP III, L.P. ("Prime III, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime III, L.P., pursuant to
Section 5.1 of the PRIME GROUP III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart III is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart III;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime, Inc.; WHEREAS, Prime, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, for consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of Prime, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of Prime, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by Prime, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;


                                  Page 78 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized on behalf of Prime, Inc., as the General Partner of PRIME GROUP III, L.P., to agree to and execute that AGREEMENT OF PRIME GROUP III, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      5. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, on behalf of Prime, Inc., as the General Partner of PRIME GROUP III, L.P., which is the General Partner of RESTART PARTNERS III, L.P., is hereby authorized to agree to and execute that AGREEMENT OF RESTART PARTNERS III, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      6. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.


                                  Page 79 of 112 Pages

      7. RESOLVED, that undersigned, being all of the Directors of Prime, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3, 4, 5 and 6 in writing, without a meeting.

DATED this 28th day of February, 1997.


                                           /s/  Edwin Morgens
                                     ______________________________________
                                     By:  Edwin Morgens,



                                        /s/  John C. "Bruce" Waterfall
                                     ______________________________________
                                     John C. "Bruce" Waterfall, Director


































                                  Page 80 of 112 Pages

                                                              EXHIBIT 3-19

                  RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
          THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS &
      COMPANY, INC. AS THE MANAGER OF RESTART PARTNERS III, L.P. TO LIMIT
      DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS III, L.P., a Delaware Limited Partnership ("Restart III"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart III, pursuant to
Section 6.1 of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP III, L.P. ("Prime III, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime III, L.P., pursuant to
Section 5.1 of the PRIME GROUP III, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS III, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart III is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.;

      WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by MWV, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:



                                  Page 81 of 112 Pages

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWV, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

      5. RESOLVED, that undersigned, being all of the Directors of MWV, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3 and 4 in writing, without a meeting.

EFFECTIVE this 28th day of February, 1997.

                                          /s/  Edwin Morgens
                                     ______________________________________
                                     Edwin Morgens, Director

                                        /s/  John C. "Bruce" Waterfall
                                     ______________________________________
                                     John C. "Bruce" Waterfall, Director

                                  Page 82 of 112 Pages

                                                                  EXHIBIT 3-20

                     AGREEMENT OF RESTART PARTNERS IV, L.P.
                       TO LIMIT ALL DECISION-MAKING FOR
                ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS IV, L.P., a Delaware Limited Partnership ("Restart IV"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP IV, L.P. ("Prime IV, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime IV, L.P., pursuant to
Section 5.1 of the PRIME GROUP IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart IV is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart IV;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Restart IV;

      WHEREAS, Restart IV has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission") for Elsinore and FQI, and other good and valuable consideration, Restart IV agrees as follows:

      1. That with respect to any investment interests ("Interest") of Restart IV, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Restart IV involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;



                                  Page 83 of 112 Pages

 b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart IV, involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Restart IV, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     RESTART PARTNERS IV, L.P.
                                     By:  PRIME GROUP IV, L.P.,
                                          the General Partner of RESTART
                                          PARTNERS IV, L.P.


                                     /s/ Edwin Morgens
                                    __________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP IV, L.P.

                                  Page 84 of 112 Pages

                                                                EXHIBIT 3-21
                       AGREEMENT OF PRIME GROUP IV, L.P.,
            TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS IV, L.P., a Delaware Limited Partnership ("Restart IV"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP IV, L.P. ("Prime IV, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime IV, L.P., pursuant to
Section 5.1 of the PRIME GROUP IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart IV is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart IV;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime IV, L.P.;

      WHEREAS, Prime IV, L.P., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Prime IV, L.P., agrees as follows:

      1. That with respect to any investment interests ("Interest") of Prime IV, L.P., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Prime IV, L.P., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;


                                  Page 85 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime IV, L.P., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime IV, L.P., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     PRIME GROUP IV, L.P.


                                     /s/ Edwin Morgens
                                    __________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP IV, L.P.



                                  Page 86 of 112 Pages

                                                                EXHIBIT 3-22

                   RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
      THE BOARD OF DIRECTORS OF PRIME, INC., TO LIMIT ALL DECISION-
          MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS IV, L.P., a Delaware Limited Partnership ("Restart IV"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart IV, pursuant to Section
6.1 of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP IV, L.P. ("Prime IV, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime IV, L.P., pursuant to
Section 5.1 of the PRIME GROUP IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart IV is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart IV;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime, Inc.;

      WHEREAS, Prime, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, for consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of Prime, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of Prime, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by Prime, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;


                                  Page 87 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized on behalf of Prime, Inc., as the General Partner of PRIME GROUP IV, L.P., to agree to and execute that AGREEMENT OF PRIME GROUP IV, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      5. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, on behalf of Prime, Inc., as the General Partner of PRIME GROUP IV, L.P., which is the General Partner of RESTART PARTNERS IV, L.P., is hereby authorized to agree to and execute that AGREEMENT OF RESTART PARTNERS IV, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      6. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.


                                  Page 88 of 112 Pages

      7. RESOLVED, that undersigned, being all of the Directors of Prime, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3, 4, 5 and 6 in writing, without a meeting.

DATED this 28th day of February, 1997.


                                     /s/ Edwin Morgens
                                    __________________________________
                                     Edwin Morgens, Director




                                     /s/ John C. "Bruce" Waterfall
                                    _____________________________________
                                     John C. "Bruce" Waterfall, Director



































                                  Page 89 of 112 Pages

                                                             EXHIBIT 3-23

                 RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
          THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS &
      COMPANY, INC. AS THE MANAGER OF RESTART PARTNERS IV, L.P. TO LIMIT
        DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS,
                   INC. SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS IV, L.P., a Delaware Limited Partnership ("Restart IV"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart IV, pursuant to Section
6.1 of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP IV, L.P. ("Prime IV, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime IV, L.P., pursuant to
Section 5.1 of the PRIME GROUP IV, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS IV, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart IV is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.; WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by MWV, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

                                  Page 90 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWV, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.











                                  Page 91 of 112 Pages

      5. RESOLVED, that undersigned, being all of the Directors of MWV, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3 and 4 in writing, without a meeting.

EFFECTIVE this 28th day of February, 1997.


                                     /s/ Edwin Morgens
                                    __________________________________
                                     Edwin Morgens, Director




                                     /s/ John C. "Bruce" Waterfall
                                    _____________________________________
                                     John C. "Bruce" Waterfall, Director





























                               Page 92 of 112 Pages

                                                                EXHIBIT 3-24

                     AGREEMENT OF RESTART PARTNERS V, L.P.
                       TO LIMIT ALL DECISION-MAKING FOR
                 ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS V, L.P., a Delaware Limited Partnership ("Restart V"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP V, L.P. ("Prime V, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime V, L.P., pursuant to
Section 5.1 of the PRIME GROUP V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart V is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart V;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Restart V;

      WHEREAS, Restart V has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission") for Elsinore and FQI, and other good and valuable consideration, Restart V agrees as follows:

      1. That with respect to any investment interests ("Interest") of Restart V, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Restart V involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

                                  Page 93 of 112 Pages

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Restart V, involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Restart V, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     RESTART PARTNERS V, L.P.
                                     By:  PRIME GROUP V, L.P.,
                                          the General Partner of RESTART
                                          PARTNERS V, L.P.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP V, L.P.



                                  Page 94 of 112 Pages

                                                                 EXHIBIT 3-25

                       AGREEMENT OF PRIME GROUP V, L.P.,
            TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS V, L.P., a Delaware Limited Partnership ("Restart V"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart, pursuant to Section
6.1 of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP V, L.P. ("Prime V, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime V, L.P., pursuant to
Section 5.1 of the PRIME GROUP V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart V is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart V;

       WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime V, L.P.;

      WHEREAS, Prime V, L.P., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, Prime V, L.P., agrees as follows:

      1. That with respect to any investment interests ("Interest") of Prime V, L.P., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by Prime V, L.P., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

                                  Page 95 of 112 Pages

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime V, L.P., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime V, L.P., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     PRIME GROUP V, L.P.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     By:  Edwin Morgens,
                                          Chairman of the Board of Directors
                                          of Prime, Inc., the General Partner
                                          of PRIME GROUP V, L.P.







                                  Page 96 of 112 Pages

                                                                 EXHIBIT 3-26
                 RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
                    THE BOARD OF DIRECTORS OF PRIME, INC.,
            TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS V, L.P., a Delaware Limited Partnership ("Restart V"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart V, pursuant to Section
6.1 of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP V, L.P. ("Prime V, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime V, L.P., pursuant to
Section 5.1 of the PRIME GROUP V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart V is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart V;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of Prime, Inc.;

      WHEREAS, Prime, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, for consideration for the receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of Prime, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of Prime, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by Prime, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;


                                  Page 97 of 112 Pages

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of Prime, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with Prime, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized on behalf of Prime, Inc., as the General Partner of PRIME GROUP V, L.P., to agree to and execute that AGREEMENT OF PRIME GROUP V, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      5. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, on behalf of Prime, Inc., as the General Partner of PRIME GROUP V, L.P., which is the General Partner of RESTART PARTNERS V, L.P., is hereby authorized to agree to and execute that AGREEMENT OF RESTART PARTNERS V, L.P., TO LIMIT ALL DECISION-MAKING FOR ELSINORE CORPORATION AND THE FOUR QUEENS, INC., SOLELY TO JOHN C. "BRUCE" WATERFALL.

      6. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.


                             Page 98 of 112 Pages

      7. RESOLVED, that undersigned, being all of the Directors of Prime, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3, 4, 5 and 6 in writing, without a meeting.

DATED this 28th day of February, 1997.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     Edwin Morgens, Director



                                       /s/ John C. "Bruce" Waterfall
                                    _____________________________________
                                     John C. "Bruce" Waterfall, Director


































                                  Page 99 of 112 Pages

                                                               EXHIBIT 3-27

                  RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF
         THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS &
      COMPANY, INC. AS THE MANAGER OF RESTART PARTNERS V, L.P. TO LIMIT
                   DECISION-MAKING FOR ELSINORE CORPORATION
                          AND THE FOUR QUEENS, INC.
                   SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, RESTART PARTNERS V, L.P., a Delaware Limited Partnership ("Restart V"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the management and operation of Restart V, pursuant to Section
6.1 of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in PRIME GROUP V, L.P. ("Prime V, L.P.") as its General Partner;

      WHEREAS, the management and operation of Prime V, L.P., pursuant to
Section 5.1 of the PRIME GROUP V, L.P. LIMITED PARTNERSHIP AGREEMENT is vested exclusively in Prime, Inc., a Delaware corporation, as its General Partner;

      WHEREAS, pursuant to Section 6.3(a) of the RESTART PARTNERS V, L.P. LIMITED PARTNERSHIP AGREEMENT, Restart V is required to pay Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.") for managing the business and affairs of Restart;

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of MWV, Inc.;

      WHEREAS, MWV, Inc., has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of MWV, Inc., that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by MWV, Inc., involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;


                                  Page 100 of 112 Pages

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of MWV, Inc., involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with MWV, Inc., or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. RESOLVED, that Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

      5. RESOLVED, that undersigned, being all of the Directors of MWV, Inc., do hereby unanimously take, and adopt, the above resolutions in Sections 1, 2, 3 and 4 in writing, without a meeting.

EFFECTIVE this 28th day of February, 1997.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     Edwin Morgens, Director



                                       /s/ John C. "Bruce" Waterfall
                                    _____________________________________
                                     John C. "Bruce" Waterfall, Director

                                  Page 101 of 112 Pages

                                                              EXHIBIT 3-28

            AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT DATED
           DECEMBER 1, 1991, TO LIMIT DECISION-MAKING FOR ELSINORE
                    CORPORATION AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, THE COMMON FUND, a New York non-profit corporation, acting on behalf of its Bond Fund (the "Fund"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to Section 2(a) of the Investment Management Agreement dated December 1, 1991, the Fund has granted full power and authority to make all investment decisions with respect to the Invested Assets of the Fund and to enter into such agreements and make such representations to carry out such investment objectives on behalf of the Fund to Morgens, Waterfall, Vintiadis & Company, Inc. ("the Fund");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of the Fund;

      WHEREAS, the Fund, has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the undersigned parties to the Investment Advisory Agreement agree as follows:

      1. That with respect to any investment interests ("Interest") of the Fund, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by the Fund involving Elsinore, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;


                                  Page 102 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of the Fund involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with the Fund or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. Other than as provided expressly herein, all other terms and provisions of the Investment Management Agreement dated December 1, 1991, shall continue in full force and effect.

      5. This Amendment may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     THE COMMON FUND,
                                     a New York Non-Profit Corporation


                                     ____________________________________
                                     By:  ___________________
                                     Its:   ___________________


                                     Morgens, Waterfall, Vintiadis
                                      and Company, Inc.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     By:  Edwin Morgens
                                     Its:   Chairman of the Board of Directors


                                  Page 103 of 112 Pages

                                                            EXHIBIT 3-29

            AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT DATED
           DECEMBER 1, 1991, TO LIMIT DECISION-MAKING FOR ELSINORE
                    CORPORATION AND THE FOUR QUEENS, INC.,
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, THE COMMON FUND, a New York non-profit corporation, acting on behalf of its Bond Fund (the "Fund"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to Section 2(a) of the Investment Management Agreement dated December 1, 1991, the Fund has granted full power and authority to make all investment decisions with respect to the Invested Assets of the Fund and to enter into such agreements and make such representations to carry out such investment objectives on behalf of the Fund to Morgens, Waterfall, Vintiadis & Company, Inc. ("the Fund");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of the Fund;

      WHEREAS, the Fund, has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the undersigned parties to the Investment Advisory Agreement agree as follows:

      1. That with respect to any investment interests ("Interest") of the Fund, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. That any decisions or actions by the Fund involving Elsinore, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

                                  Page 104 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of the Fund involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with the Fund or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. Other than as provided expressly herein, all other terms and provisions of the Investment Management Agreement dated December 1, 1991, shall continue in full force and effect.

      5. This Amendment may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

EFFECTIVE this 28th day of February, 1997.

                                     THE COMMON FUND,
                                     a New York Non-Profit Corporation


                                     ____________________________________
                                     By:  ___________________
                                     Its:   ___________________


                                     Morgens, Waterfall, Vintiadis
                                      and Company, Inc.


                                       /s/ Edwin Morgens
                                    _____________________________________
                                     By:  Edwin Morgens
                                     Its:   Chairman of the Board of Directors


                                  Page 105 of 112 Pages

                                                               EXHIBIT 3-30

            RESOLUTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.,
              TO LIMIT GAMING RELATED DECISION-MAKING FOR ELSINORE
                   CORPORATION AND THE FOUR QUEENS, INC.,
                      SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, a part of a plan of bankruptcy reorganization, THE COMMON FUND, a New York non-profit corporation, acting on behalf of its Bond Fund (the "Fund"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, pursuant to Section 2(a) of the Investment Management Agreement dated December 1, 1991, the Fund has granted full power and authority to make all investment decisions with respect to the Invested Assets of the Fund and to enter into such agreement and make such representations to carry out such investment objectives on behalf of the Fund to Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV, Inc.");

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of the Fund; WHEREAS, the Fund, has agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration of a receipt of a gaming license for Elsinore and FQI from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission"), and other good and valuable consideration, the Board of Directors of MWV, Inc., unanimously resolves as follows:

      1. RESOLVED, that with respect to any investment interests ("Interest") of the Fund, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore.

      2. RESOLVED, that any decisions or actions by the Fund involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

                                  Page 106 of 112 Pages

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of the Fund involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

     3. RESOLVED, that should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with the Fund, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

     4. RESOLVED, that Edwin Morgens, Chairman of the Board of Directors, is hereby authorized to agree to and execute that Amendment to the Investment Management Agreement dated January 1, 1988 to Limit Decision-Making for Elsinore Corporation and the Four Queens, Inc., solely to John C. "Bruce" Waterfall on behalf of the Fund.

      5. RESOLVED, this Resolution may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.

      6. RESOLVED, the undersigned, being all of the Directors of the Fund, do hereby unanimously take, and adopt, the above resolution in Sections 1, 2, 3, 4 and 5 in writing, without a meeting.

DATED this 28th day of February, 1997.

                                       /s/ Edwin Morgens
                                    _____________________________________
                                     Edwin Morgens, Director


                                       /s/ John C. "Bruce" Waterfall
                                    _____________________________________
                                     John C. "Bruce" Waterfall, Director






                                  Page 107 of 112 Pages

                                                              EXHIBIT 3-31

           AGREEMENT OF THE MWV EMPLOYEE RETIREMENT PLAN GROUP TRUST
                       TO LIMIT ALL DECISION-MAKING FOR
                ELSINORE CORPORATION AND THE FOUR QUEENS, INC.
                     SOLELY TO JOHN C. "BRUCE" WATERFALL

      WHEREAS, as part of a plan of reorganization, THE MWV EMPLOYEE RETIREMENT PLAN GROUP TRUST, a New York Trust ("Trust"), may acquire an ownership interest in Elsinore Corporation ("Elsinore") or the Four Queens, Inc. ("FQI");

      WHEREAS, the Trust was established by and continues to be administered by the undersigned Trustees;

      WHEREAS, pursuant to Section 4.1(i) of the Trust, the Investment powers and duties of the undersigned Trustees of the Trust, include to enter into, make and perform any other contract, agreements or other undertakings as it may deem advisable in investing or reinvesting the assets of the Trust. In addition, Section 4.1(y) of the Trust permits the undersigned Trustees generally to do all acts whether or not expressly authorized which the Trustees deem necessary and desirable for the protection of the Trust funds.

      WHEREAS, John C. "Bruce" Waterfall has agreed to perform all Decision-Making (as defined herein) for Elsinore and FQI on behalf of the Trustees; WHEREAS, the Trustees have agreed to limit all Decision-Making (as defined herein) for Elsinore and FQI solely to John C. "Bruce" Waterfall;

      NOW, WHEREFORE, in consideration for the receipt of a gaming license from the Nevada Gaming Control Board (the "Board") and the Nevada Gaming Commission (the "Commission") for Elsinore and FQI, and other good and valuable consideration, the Trustees agree as follows:

      1. That with respect to any investment interests ("Interest") of the Trust, that John C. "Bruce" Waterfall shall be the only officer, director, trustee or partner to be actively and directly engaged in the administration or supervision of, or have any significant involvement with the activities of Elsinore or its gaming subsidiary, FQI, or any subsidiary or intermediary company of Elsinore; and,

      2. That any decisions or actions by the Trustees involving Elsinore shall be made solely by John C. "Bruce" Waterfall, including but not limited to, the following types of decisions and actions:

          a. Exercising any and all voting rights for Elsinore and FQI securities;

          b.  Serving as a member of the Elsinore or FQI Board of Directors;

          c.  Serving as an officer of Elsinore and FQI;



                                  Page 108 of 112 Pages

          d. Nominating members of the Board of Directors for Elsinore and FQI;

          e. Making financial inquiries regarding Elsinore, FQI and affiliated companies;

          f. Making operational inquiries related to Elsinore, FQI and affiliated companies;

          g. Providing guidance with respect to policy, financial, and operational decisions, with respect to Elsinore, FQI, and any other subsidiary or affiliated company of Elsinore as well as any potential investment opportunity for Elsinore or its subsidiaries or affiliates;

          h. Providing guidance with respect to personnel decisions with respect to Elsinore, FQI and any subsidiary or affiliated company of Elsinore;

          i. Any decision to liquidate any Interest of the Trust involving Elsinore and FQI;

          j. Causing, directly or indirectly, any change in the corporate charter, by-laws, management, policies or operations of Elsinore and FQI. (Sections 1 and 2 herein are collectively referred to as "Decision-Making").

      3. That should John C. "Bruce" Waterfall become incapacitated or should John C. "Bruce" Waterfall resign his position with the Trust, or sell his interest therein, he shall immediately notify the Board and the Commission, and cause his successor to file appropriate Nevada gaming applications with the Board and the Commission.

      4. The Trust reserves the right pursuant to this Agreement, but only if it is necessary to, pursuant to Section 4.1(o) to retain John C. "Bruce" Waterfall as an Investment Manager or subadviser or submanager of the Investment Manager solely for the purposes provided in Sections 1, 2 and 3 of this Agreement.

      5. Under no circumstances shall this Agreement be considered an amendment of the Trust pursuant to Section 7.1 of the Trust or otherwise.

      6. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall have the full force and effect of an original and which taken together shall constitute one agreement.








                                  Page 109 of 112 Pages

EFFECTIVE this 28th day of February, 1997.

                                     MWV EMPLOYEE RETIREMENT GROUP TRUST,
                                     BY AND THROUGH ITS TRUSTEES:


                                       /s/ David A. Ericson
                                    _____________________________________
                                     David Ericson, Trustee


                                       /s/ Daniel M. Levinson
                                    _____________________________________
                                     Dan Levinson, Trustee


                                       /s/ John Raphael
                                    _____________________________________
                                     John C. Raphael, Trustee


                                       /s/ Joann McNiff
                                    _____________________________________
                                     Joann McNiff, Trustee


                                       /s/ Stephanie E. Catlett
                                    _____________________________________
                                     Stephanie Catlett, Trustee
























                                  Page 110 of 112 Pages

                                                             EXHIBIT 3-32

                        CERTIFICATE OF EDWIN H. MORGENS


      Whereas, Edwin H. Morgens, (the "Undersigned"), serves as the Chairman of the Board of Morgens, Waterfall, Vintiadis & Co., a New York Corporation; and

      Whereas, the Undersigned also serves in such capacities, including, officer, director, trustee or partner of entities which act as investment managers for the companies listed in Schedule A attached hereto; and

      Whereas, among the investments made from the managed assets in these portfolios is the ownership of bonds of Elsinore Corporation ("Elsinore") which bonds shall be exchanged in part for voting securities of a reorganized Elsinore on the effective date of the Plan of Reorganization; and

      Whereas, the Undersigned does not intend to become actively and directly engaged in the administration or supervision of, or have any other significant involvement with, the activities of Elsinore or the gaming activities of its subsidiaries or affiliated or intermediary companies; and

      Whereas, the Undersigned warrants and represents to the Nevada Gaming Control Board and Nevada Gaming Commission that until such time as he shall receive the requisite gaming approvals, all such decisions or actions involving Elsinore, shall be made solely by Bruce Waterfall.

      Dated this 3rd day of February, 1997.



                                        /s/ Edwin H. Morgens
                                      -----------------------------------
                                       Edwin H. Morgens













                                  Page 111 of 112 Pages